Business acquisition	6 Months Ended
Jun. 30, 2023
Business Combination and Asset Acquisition [Abstract]
Business acquisition	Business acquisition
(a)    Kentucky Power Company and AEP Kentucky Transmission Company, Inc.
On October 26, 2021, Liberty Utilities Co., an indirect subsidiary of AQN, entered into an agreement (the “Kentucky Acquisition Agreement”) with American Electric Power Company, Inc. (“AEP”) and AEP Transmission Company, LLC to acquire Kentucky Power Company and AEP Kentucky Transmission Company, Inc. (the “Kentucky Power Transaction”). On April 17, 2023, Liberty Utilities Co. mutually agreed with AEP and AEP Transmission Company, LLC to terminate the Kentucky Acquisition Agreement. The Company recognized other net losses of $43,808 for the three months ended June 30, 2023 and $46,527 for the six months ended June 30, 2023 related to a write-off of costs incurred in preparation for the Kentucky Power Transaction and the termination of the Kentucky Acquisition Agreement. See note 16 for details.
(b)    Acquisition of Deerfield II Wind Facility
On June 15, 2023, Algonquin Power Fund (America) Inc., a wholly owned subsidiary of the Company, acquired the remaining 50% ownership in Deerfield II wind farm for consideration of $23,142. The transaction has been accounted for as an asset acquisition. Subsequent to acquisition, the tax equity investors provided additional funding of $98,955, and a third-party construction loan of $158,550 was repaid.
The following table summarizes the allocation of the aggregate purchase price to the assets acquired and liabilities assumed at the acquisition dates.

Deerfield II
Working capital	$(10,709)
Property, plant and equipment	194,419
Long-term debt	(157,935)
Asset retirement obligation	(1,030)
Deferred tax liability	(1,603)
Total net assets acquired	23,142
Cash and cash equivalents	1,662
Net assets acquired, net of cash and cash equivalents	$21,480